Omnicom Group

FIRST QUARTER 2008 RESULTS

Investor Presentation

April 22, 2008

The following materials have been prepared for use in the April 22, 2008 conference call on Omnicom’s results of operations for the quarter ended March 31, 2008. The call will be archived on the Internet at
http://www.omnicomgroup.com/financialwebcasts.

Forward-Looking Statements
Certain of the statements in this document constitute forward-looking statements within the meaning of the Private
Securities Litigation Act of 1995. These statements relate to future events or future financial performance and involve known and unknown risks and other factors that may cause our actual or our industry’s results, levels of activity or achievement to be materially different from those expressed or implied by any forward-looking statements. These risks and uncertainties include, but are not limited to, our future financial condition and results of operations, changes in general economic conditions, competitive factors, changes in client communication requirements, the hiring and retention of human resources and our international operations, which are subject to the risks of currency fluctuations and exchange controls. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,”
“could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of those terms or other comparable terminology. These statements are present expectations. Actual events or results may differ materially. We undertake no obligation to update or revise any forward-looking statement, except as required by law.

Other Information
All dollar amounts are in millions except for EPS. The following financial information contained in this document has not been audited, although some of it has been derived from Omnicom’s historical financial statements, including its audited financial statements. In addition, industry, operational and other non-financial data contained in this document have been derived from sources we believe to be reliable, but we have not independently verified such information, and we do not, nor does any other person, assume responsibility for the accuracy or completeness of that information.

The inclusion of information in this presentation does not mean that such information is material or that disclosure of such information is required.

2008 vs. 2007 P&L Summary

2008

2007

%

Revenue

3,195.4

$

2,840.6

$

12.5%

Operating Income

350.8

315.5

11.2%

% Margin

11.0%

11.1%

Net Interest Expense

11.0

18.3

Profit Before Tax

339.8

297.2

14.3%

% Margin

10.6%

10.5%

Taxes

115.2

100.5

% Tax Rate

33.9%

33.8%

Profit After Tax

224.6

196.7

14.2%

Equity in Affiliates

8.1

5.2

Minority Interest

(24.0)

(18.9)

Net Income

208.7

$

183.0

$

14.0%

First Quarter

2008 vs. 2007 Earnings Per Share(a)

Earnings per Share:

Basic

Diluted

Growth Rate, Diluted

Weighted Average Shares (millions):

Basic

Diluted

Dividend Declared Per Share

$  0.65

  0.65

18.2

318.6

320.9

$0.15

2007

2008

First Quarter

$  0.55

  0.55

331.1

335.5

$0.125

%

(a)

In connection with our two-for-one stock split distributed on June 25, 2007, which was effected in the form of a 100% stock dividend, prior period per share amounts and weighted average share amounts have been adjusted in accordance with SFAS No.
128, “Earnings per Share.”

2008 Total Revenue Growth

(a)

To calculate the FX impact, we first convert the current period’s local currency revenue using the average exchange rates from the equivalent prior period to arrive at constant currency revenue.  The FX impact equals the difference between the current period revenue in U.S. dollars and the current period revenue in constant currency.

(b)

Acquisition revenue is the aggregate of the applicable prior period revenue of the acquired businesses.  Netted against this number is the revenue of any business included in the prior period reported revenue that was disposed of subsequent to the prior period.

(c)

Organic revenue is calculated by subtracting both the acquisition revenue and the FX impact from total revenue growth.

$

%

Prior Period Revenue

2,840.6

$

Foreign Exchange (FX) Impact (a)

145.6

5.1%

Acquisition Revenue (b)

28.0

1.0%

Organic Revenue (c)

181.2

6.4%

Current Period Revenue

3,195.4

$

12.5%

First Quarter

2008 Revenue By Discipline

(a)  “Growth” is the year-over-year growth from the prior period.

Advertising

43.5%

PR

9.9%

CRM

36.5%

Specialty

10.1%

First
Quarter
2008

$ Mix

% Growth

(a)

Advertising

1,391.3

13.5%

####

CRM

1,167.5

14.8%

####

PR

315.0

7.1%

9.9%

Specialty

321.6

5.8%

####

First
Quarter
2008

2008 Revenue By Geography

United
States

52.0%

UK

10.7%

Euro

Markets

21.9%

Other

15.4%

(a)  “Growth” is the year-over-year growth from the prior period.

$ Mix

$ Growth

(a)

United States

1,661.2

$

117.3

$

Organic

103.2

Acquisition

14.1

International

1,534.2

$

237.5

$

Organic

78.0

Acquisition

13.9

FX

145.6

$ Mix

% Growth

(a)

United States

1,661.2

$

7.6%

Euro Currency Markets

701.0

21.9%

United Kingdom

343.0

5.2%

Other

490.2

23.9%

Cash Flow – GAAP Presentation (condensed)

2008

2007

Net Income

208.7

$

183.0

$

  Stock-Based Compensation Expense

15.2

18.4

  Depreciation and Amortization

57.2

47.8

  Other Non-Cash Items to Reconcile to Net Cash Provided by Operations

24.7

20.6

  Other Changes in Working Capital

(809.3)

(606.5)

  Excess Tax Benefit on Stock Compensation

(4.1)

(9.6)

Net Cash Used by Operations

(507.6)

(346.3)

  Capital Expenditures

(42.2)

(34.9)

  Acquisitions

(89.0)

(19.4)

  Other Investing Activities, net

(3.7)

152.5

Net Cash (Used) Provided by Investing Activities

(134.9)

98.2

  Dividends

(49.1)

(42.6)

  Stock Repurchases

(316.0)

(451.8)

  Share Transactions Under Employee Stock Plans

33.2

48.2

  Excess Tax Benefit on Stock Compensation

4.1

9.6

  Other Financing Activities

(12.7)

(15.2)

Net Cash Used by Financing Activities

(340.5)

(451.8)

Effect of exchange rate changes on cash and cash equivalents

3.7

(11.3)

Net Decrease in Cash and Cash Equivalents

(979.3)

$

(711.2)

$

3 Months Ended March 31,

Current Credit Picture

(a) “Operating Income (EBIT)” and “Net Interest Expense”  calculations shown are the latest twelve month (“LTM”)  figures for the periods specified.

      Although our bank agreements reference EBITDA, we have used EBIT for this presentation because EBITDA is a non-GAAP measure.

2008

2007

Operating Income (EBIT)

(a)

$

1,695

$

1,515

Net Interest Expense

(a)

$

66.7

$

94.8

EBIT / Net Interest

25.4

x

16.0

x

Net Debt / EBIT

1.3

x

1.3

x

Debt:

Bank Loans (Due Less Than 1 Year)

$

20

$

12

CP Issued Under $2.5B - Revolver Due 6/23/11

-

-

Convertible Notes Due 2/7/31

847

847

Convertible Notes Due 7/31/32

727

727

Convertible Notes Due 7/1/38

467

467

10 Year Notes Due 4/15/16

996

996

Other Debt

21

19

Total Debt

$

3,078

$

3,068

Cash and Short Term Investments

863

1,065

Net Debt

$

2,215

$

2,003

3 Months ended March 31,

Current Liquidity Picture

(a)

Credit facility expires June 23, 2011.

(b)

Represents uncommitted facilities in the U.S., U.K. and Canada. These amounts are excluded from our available liquidity for purposes of this presentation.

Total Amount

Of Facility

Outstanding

Available

Committed Facilities

Revolver

(a)

2,500

$

-

$

2,500

$

Other Committed Credit Facilities

20

20

-

Total Committed Facilities

2,520

20

2,500

Uncommitted Facilities

(b)

510

-

-

(b)

Total Credit Facilities

3,030

$

20

$

2,500

$

Cash and Short Term Investments

863

Total Liquidity Available

3,363

$

As of March 31, 2008

Acquisitions Summary

Acquisition Related Expenditures

Note: See appendix for subsidiary acquisition profiles.

Includes acquisitions of a majority interest in new agencies resulting in their consolidation.

Includes acquisitions of additional equity interests in existing affiliate agencies resulting in majority ownership and consolidation.

Includes acquisitions of less than a majority interest in agencies in which Omnicom did not have a prior equity interest and the acquisition of additional interests in existing affiliated agencies that did not result in majority ownership.

Includes the acquisition of additional equity interests in already consolidated subsidiary agencies.

Includes additional consideration paid for acquisitions completed in prior periods.

(a)

(b)

(c)

(d)

(e)

New Subsidiary Acquisitions

(a)

40

$

Affiliates to Subsidiaries

(b)

-

Affiliates

(c)

9

Existing Subsidiaries

(d)

7

Earn-outs

(e)

27

Total Acquisition Expenditures

83

$

First Quarter 2008

Potential Earn-out Obligations

The following is a calculation of future earn-out obligations as of
March 31, 2008, assuming that the underlying acquired agencies continue to perform at their current levels: (a)

(a)

The ultimate payments will vary as they are dependent on future events and changes in FX rates.

2008

2009

2010

2011

Thereafter

Total

171

$

97

$

81

$

28

$

2

$

379

$

Potential Obligations

(a)  The ultimate payments will vary as they are dependent on future events and changes in FX rates.

In conjunction with certain transactions Omnicom has agreed to acquire
(at the sellers’ option) additional equity interests. If these rights are exercised, there would likely be an increase in our net income as a result of our increased ownership and the reduction of minority interest expense.  The following is a calculation of  these potential future obligations (as of March 31, 2008), assuming these underlying acquired agencies continue to perform at their current levels: (a)

Currently

Exercisable

Not Currently

Exercisable

Total

Subsidiary Agencies

183

$

87

$

270

$

Affiliated Agencies

54

6

60

Total

237

$

93

$

330

$

First Quarter Acquisitions

A Vista Events

A Vista Events specializes in event design and production to create extraordinary environments for individual, corporate and
institutional client events.

A Vista Events is a member of the Radiate Group and is located in
Beltsville, Maryland.

First Quarter Acquisitions

The Kern Organization

The Kern Organization (“TKO”) is a full service direct marketing agency providing customer acquisition and lead generation
services to Fortune 1000 companies using a wide array of offline and online media.

The company is located in Woodland Hills, California and will become part of the Rapp Collins network.

First Quarter Acquisitions

Lew’ Lara

Lew’Lara is a full-service advertising agency.  Established in 1992, it has grown into one of the most successful and highly regarded agencies in the market, with strong relationships with leading national and international advertisers and has consistently been ranked among the top agencies in Brazil.

Lew’Lara is located in Brazil, with offices in Sao Paulo and Rio de
Janeiro.  Rebranded as Lew’Lara\TBWA, the agency will become
TBWA’s flagship agency in Brazil.

First Quarter Acquisitions

Shift

Shift is an interactive agency formed in 1995 specializing in web-
based communications and multi-media offerings.  The agency
has a record of developing international award-winning web
solutions.

Shift is based in New Zealand, and has offices in Auckland and
Wellington.  The agency will work closely with the TBWA
network.